Exhibit 10.1

AMENDMENT NUMBER SIX

to the

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of March 3, 2017,

by and among

PENNYMAC LOAN SERVICES, LLC,

PENNYMAC HOLDINGS, LLC,
PENNYMAC CORP.

and

CITIBANK, N.A.

This AMENDMENT NUMBER SIX (this “Amendment Number Six”) is made this 15th day of May, 2019, by and among PENNYMAC CORP. (“PMAC”), PENNYMAC HOLDINGS, LLC (together with PMAC, each a “Seller” and collectively, the “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Amended and Restated Master Repurchase Agreement, dated as of March 3, 2017, by and among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers, Servicer and Buyer have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Sellers and Servicer represent to Buyer that the Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.Amendments. Effective as of May 15, 2019 (the “Amendment Effective Date”), the Agreement is hereby amended as follows:

(a)Section 2 of the Agreement is hereby amended by deleting the definition of “Committed Amount” in its entirety and replacing it with the following:

“Committed Amount” shall mean an amount equal to (i) $300,000,000; reduced by the sum of (ii) (a) the aggregate outstanding Purchase Price (as such term is defined in the PMAC Agency Repurchase Agreement) of all Loans (as such term is defined in the PMAC Agency Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the PMAC Agency Repurchase Agreement) under the PMAC Agency Repurchase Agreement and (b) Buyer's Pro Rata Share of the aggregate outstanding Purchase Price (as such terms are defined in the VFN Repurchase Agreement) for all Transactions (as such term is defined in the VFN Repurchase Agreement) under the VFN Repurchase Agreement.

(b)Section 2 of the Agreement is hereby amended by restating the definition of "Uncommitted Amount" as follows:

“Uncommitted Amount” shall mean an amount equal to (i) $550,000,000 reduced by (ii) the Uncommitted Amount (as such term is defined in the PMAC Agency Repurchase Agreement) of all Loans (as such term is defined in the PMAC Agency Repurchase Agreement) then subject to outstanding Transactions (as such term is defined in the PMAC Agency Repurchase Agreement) under the PMAC Agency Repurchase Agreement.

Section 2.Effectiveness.  This Amendment Number Six shall become effective as of the date that Buyer shall have received counterparts of this Amendment Number Six duly executed by each of the parties hereto.

Section 3.Fees and Expenses.  Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

Section 4.Representations.  Sellers and Servicer hereby represent to Buyer that as of the date hereof, the Seller Parties and Servicer are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

Section 5.Binding Effect; Governing Law.  This Amendment Number Six shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT NUMBER SIX SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

Section 6.Counterparts.  This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 7.Limited Effect.  Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.  Reference to this Amendment Number Six need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.,
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC HOLDINGS, LLC,
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, NA